SUPPLEMENT TO:
CALVERT SOCIAL INVESTMENT FUND
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund
STATEMENT OF ADDITIONAL INFORMATION
January 31, 2015
Date of Supplement: July 22, 2015
Under “Trustees and Officers – Board Structure” on page 41, delete the third sentence of the fourth paragraph and replace it with the following:
The Audit Committee oversees Calvert’s High Social Impact Investments program and Fund purchases of Community Investment Notes issued by the Calvert Social Investment Foundation.